                                                                                MORGAN
                                                                            & COMPANY
                                                                                                                                                                                        CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of eRXSYS, Inc. on Form S-8 relating to the registration of up to 5,520,613 common shares, which may be issued pursuant to the 2003 Stock Option Plan of Surforama.com, Inc., of our Auditors' Report, dated February 24, 2003, on the consolidated statements of operations, cash flows and stockholders' equity for the year ended November 30, 2002.

                                                                                                                                                                  /s/ Morgan & Company

Vancouver, Canada                                                                                                                                 "Morgan & Company"

September 16, 2004                                                                                                                               Chartered Accountants

Tel:  (604) 687-5841                                                                                                                                                                                                                                       P.O.Box 10007 Pacific Centre
Fax: (604) 687-0075                                                                                                                                                                                                                              Suite 1488 - 700 West Georgia Street
                                                                                                                                                                                                                                                               Vancouver, B.C. V7Y 1A1

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